UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2019

Intermolecular, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35348	20-1616267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 582-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Intermolecular, Inc. (“Intermolecular” or the “Company”), on May 6, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EMD Group Holding II, Inc., a Delaware corporation (“Parent”) and EMD Performance Materials Semiconductor Services Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”). On September 20, 2019, pursuant to the terms and conditions of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (each such share, a “Company Share” and collectively the “Company Shares”), that was outstanding immediately prior to the Effective Time (excluding any shares owned by the Company, Parent or Merger Sub or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub (which were canceled without any consideration paid therefor)) was canceled and automatically converted into the right to receive $1.20 in cash, without interest thereon (the “Merger Consideration”).

Effective as immediately prior to the Effective Time, (i) the vesting of each option to purchase Company Shares (each a “Company Option”) that remained outstanding and unvested as of immediately prior to the Effective Time was accelerated in full, (ii) each Company Option that remained outstanding as of immediately prior to the Effective Time was canceled and terminated as of the Effective Time and (iii) each holder of such Company Option became entitled to receive an amount in cash (without interest), if any, equal to the product obtained by multiplying (x) the aggregate number of Company Shares underlying such Company Option immediately prior to the Effective Time by (y) the amount, if any, by which the Merger Consideration exceeded the per share exercise price of such Company Option.

Effective as of immediately prior to the Effective Time, (i) the vesting of each award of restricted stock units or performance stock units (each a “Company RSU Award”) that remained outstanding as of immediately prior to the Effective Time was accelerated in full (with any applicable performance criteria being deemed achieved at the maximum possible level of achievement for such performance criteria), (ii) each Company RSU Award that remained outstanding as of immediately prior to the Effective Time was canceled and terminated as of the Effective Time and (iii) the holder of each such Company RSU Award became entitled to receive an amount in cash (without interest) equal to the product obtained by multiplying (x) the aggregate number of Company Shares underlying such Company RSU Award immediately prior to the Effective Time, by (y) the Merger Consideration.

The Company’s definitive proxy statement, filed with the SEC on June 12, 2019, as amended by the supplement filed with the SEC on June 28, 2019, contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference to this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 20, 2019, in connection with the Merger, the Company notified representatives of The Nasdaq Global Select Market (“Nasdaq”) that the Merger had been completed, and requested that trading of the Company’s common stock on Nasdaq be suspended. In addition, the Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company’s common stock from Nasdaq and deregistration of the Company’s common stock under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 requesting suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a direct wholly owned subsidiary of Parent.

The information set forth in Item 2.01, Item 3.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of Marvin D. Burkett, Irwin Federman, Matthew S. Furnas, Kenneth H. Traub, George M. Scalise, Adam Scheer, Jonathan B. Schultz and Christian Kramer) ceased to be directors of the Company and the directors of Merger Sub immediately prior to the Effective Time, Luiz Vieira and Monica Elliott, became the directors of the Company as of the Effective Time.

Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) Christian Kramer, the Company’s Chief Executive Officer, resigned from his position as an officer of the Company and (ii) the officers of Merger Sub immediately prior to the Effective Time, Luiz Vieira and Monica Elliott, became officers of the Company. Additionally, Casper van Oosten was appointed to serve as the Company’s principal executive officer, effective September 20, 2019. Mr. van Oosten previously served in a senior management position with Merck Window Technologies BV since 2014. Bill Roeschlein, the Company’s Chief Financial Officer, will continue to serve as principal financial officer through the two-month anniversary of the closing of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company was amended and restated in its entirety as set forth in Exhibit 3.1 attached hereto and incorporated by reference in this Item 5.03. Additionally, pursuant to the Merger Agreement and at the Effective Time, the Bylaws of the Company were amended and restated in their entirety as set forth in Exhibit 3.2 attached hereto and incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 6, 2019, by and among EMD Group Holding II, Inc., EMD Performance Material Semiconductor Services Corp. and Intermolecular, Inc. (incorporated by reference to Ex. 2.1 to Intermolecular’s Current Report on Form 8-K filed on May 6, 2019)*

3.1	Amended and Restated Certificate of Incorporation of Intermolecular, Inc.

3.2	Amended and Restated Bylaws of Intermolecular, Inc.

*

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. Intermolecular agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMOLECULAR, INC.

Dated: September 20, 2019	/s/ Bill Roeschlein
Name: Bill Roeschlein
Title: Chief Financial Officer